[KPMG LLP]

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Kansas City Life Variable Annuity Separate Account and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We consent to the incorporation by reference in this Post-Effective Amendment No. 16/Amendment No. 36 to the Registration Statement filed on Form N-4 under the Securities Act of 1933, as amended (the "1933 Act") and under the Investment Company Act of 1940, as amended (the "1940 Act"), of our report dated February 28, 2007, with respect to the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ending December 31, 2006 and to the use of our report dated April 25, 2007, with respect to the statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of individual subaccounts as listed in note 1) as of December 31, 2006, and the related statement of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and financial highlights for each of the years in the five-year period then ended, which reports appear in the Statement of Additional Information accompanying the Prospectus of Century II Variable Annuity, included in Post-Effective Amendment No. 14/Amendment No. 29 to the Registration Statement filed on Form N-4 under the 1933 Act and under the 1940 Act (SEC File Nos. 33-89984/811-08994) and to the reference to our firm under the heading "Experts," also in the Statement of Additional Information. Our report on the consolidated financial statements contains an explanatory paragraph that states that as discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2006.

/s/ KPMG LLP

Kansas City, Missouri
July 19, 2007